UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction	(Commission File Number)	(I.R.S.Employer
of incorporation)		Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers.

(e)	Compensatory Arrangements of Certain Officers

The chief executive officer (“CEO”), chief financial officer and the three other most highly compensated executive officers (together, the “Named Executive Officers” or “NEOs”) of The Hanover Insurance Group, Inc. (the “Company”) receive (i) annual cash compensation in the form of base salaries and short-term incentive compensation, and (ii) long-term incentive awards, which may be in the form of stock options, performance units, restricted stock and restricted stock units. For 2006, the Company’s Named Executive Officers are expected to be Frederick H. Eppinger, Jr., President and Chief Executive Officer; Marita Zuraitis, President of the Property and Casualty Companies; Edward J. Parry, III, Executive Vice President and Chief Financial Officer; J. Kendall Huber, Senior Vice President and General Counsel; and Gregory Tranter, Vice President, Chief Information Officer.

The Compensation Committee of the Board of Directors (the “Committee”), in consultation with the Board’s Committee of Independent Directors (the “CID”), is responsible for establishing and reviewing the Company’s executive compensation practices and policies. More specifically, the Committee is responsible for approving the compensation levels for our Named Executive Officers, subject, in the case of the CEO, to ratification by the CID. No member of the Committee or the CID is a former or current officer or employee of the Company or any of its subsidiaries. The Board has affirmatively determined the independence of each member of the Committee and the CID, based on the independence standards adopted by the Board, and the independence requirements of the New York Stock Exchange (for information regarding the independence standards adopted by the Board, please see our Corporate Governance Guidelines at www.hanover.com under “Corporate Governance—Guidelines.”). In addition, each member of the Committee and the CID qualifies as a non-employee director under Securities and Exchange Commission Rule 16(b)-3 and as an outside director under Internal Revenue Code Section 162(m).

Approval of 2006 Short-Term Incentive Compensation Program Awards

At a Committee meeting held on February 15, 2007 (the “Meeting”), the Committee determined the 2006 Short-Term Incentive Compensation Program (the “2006 IC Program”) awards for the Chief Executive Officer (subject to ratification by the CID) and for the Company’s other NEOs. At a CID meeting held on February 16, 2007 (the “CID Meeting”), the CID ratified the 2006 IC Program award for the Company’s Chief Executive Officer. The following table lists the total amount of the 2006 IC Program awards for our NEOs:

Executive Officer	Title	2006
Frederick H. Eppinger	President and CEO	$1,948,000
Marita Zuraitis	President, P&C Companies	$911,000
Edward J. Parry, III	Executive VP and CFO	$911,000
J. Kendall Huber	Sr. VP and General Counsel	$565,000
Gregory Tranter	VP and Chief Information Officer	$383,000

For each of the Named Executive Officers, such award was made exclusively under the 2006 IC Program, based upon the level of achievement of the performance criteria pre-established by the Committee for each such officer.

Approval of the 2007 Short-Term Incentive Compensation Program

At the Meeting, the Committee also approved the 2007 Short-Term Incentive Compensation Program (the “2007 IC Program”) for the Chief Executive Officer (subject to ratification by the CID) and for the Company’s other NEOs. At the CID Meeting, the CID ratified the 2007 IC Program with regard to the Company’s Chief Executive Officer. The 2007 IC Program was established pursuant to the Company’s Short-Term Incentive Compensation Plan (Exhibit A to the Company’s Proxy Statement filed with the Commission on April 5, 2004). With respect to the NEOs, the Committee established funding levels for the 2007 IC Program, which may range from 0% to a maximum of 200% of target funding based on operating earnings from the property and casualty business units (segment income) and the level of net written premium growth achieved, subject in each instance to the exclusion of certain items the Committee has established. Individual awards for the NEOs provide for target awards ranging from 60% to 120%, of base salary. Awards will be calculated based on an executive officer’s annual salary as of the end of 2007. Threshold, target and maximum levels of performance are established on which individual award opportunities are based. The amount of each executive officer’s bonus is dependent on the achievement of the Company’s performance targets and such executive officer’s individual achievements. For 2007, awards, if any, are payable in the first fiscal quarter of 2008, after the Committee has certified in writing the degree of attainment of the financial objectives and approved payments to participants.

Approval of the 2007 Long-Term Incentive Program

At the Meeting, the Committee also approved the 2007 Long-Term Incentive Program (the “2007 LTIP”) for the Chief Executive Officer (subject to ratification by the CID) and for the Company’s other NEOs. At the CID Meeting, the CID ratified the 2007 LTIP as applied to the CEO. The 2007 LTIP was established pursuant to the Company’s 2006 Long-Term Incentive Plan (filed as Appendix I to the Company’s Proxy Statement filed with the Commission on April 3, 2006)(the “2006 Plan”). As applied to the NEOs, the 2007 LTIP provides for awards of performance-based restricted stock units (“PBRSUs”) which vest three years after the date of grant (provided the NEO remains continuously employed by the Company through such date) and if the Company achieves a specified three-year average (i) return on equity, and (ii) net written premium growth rate, for the years 2007-2009 (subject to excludable items determined by the Committee). Participants must be employees of the Company as of the vesting dates for the PBRSUs to vest, except as otherwise provided with regard to death, disability, retirement, change-in-control or pursuant to the terms of the Company’s Amended Employment Continuity Plan (Exhibit 10.69 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005) or as permitted under any severance or consulting arrangement approved by the Committee. The actual PBRSU award may be as low as zero, and as high as 150% of the target award, based on the average return on equity and net written premium growth rate actually achieved for the performance period (subject to excludable items determined by the Committee).

In addition to the PBRSU awards described above, the 2007 LTIP also provides for awards of stock options to each of the NEOs. The exercise price of each option will be the closing price per share of the Company’s Common Stock on the New York Stock Exchange on the date of the grant. The stock options will have a ten year term and vest 25% after one year, an additional 25% after two years, and the remaining 50% after three years. The NEOs must be employees of the Company as of the vesting dates for the options to vest, except as otherwise provided with regard to death, disability, retirement, change-in-control or pursuant to the terms of the Company’s Amended Employment Continuity Plan or as permitted under any severance or consulting arrangement approved by the Committee.

The Company expects to make all awards under the 2007 LTIP (including all awards to the NEOs) by the end of February. To the extent required by applicable law, any such awards made to the NEOs will be reflected on Form 4s filed with the Commission within two business days following the date of grant.

The Company intends to provide additional information regarding other compensation awarded to the Named Executive Officers in respect of and during the year ended December 31, 2006 in the proxy statement for its 2007 Annual Meeting of Shareholders.

Approval of Equity Award Agreements under the 2006 Plan

At the Meeting, the Committee also approved form of equity award agreements under the 2006 Plan, copies of which are attached as Exhibits 10.1 through 10.6 to this Current Report on Form 8-K.

Approval of Amendment to Outstanding Stock Options issued under the Company’ Amended Long-Term Stock Incentive Plan

At the Meeting, the Committee unilaterally amended all outstanding stock options issued pursuant to the Company’s Amended Long-Term Stock Incentive Plan (the “1996 Plan”). The text of vote amending such options is as follows:

“VOTED: That the terms of all outstanding stock options issued pursuant to The Hanover Insurance Group, Inc. ("Hanover") Amended Long-Term Stock Incentive Plan (the "1996 Plan") are hereby amended, automatically and without the consent of any holder thereof, as follows: Notwithstanding any provision in the 1996 Plan or the Agreements (as defined below) to the contrary, if an optionee’s employment with Hanover or its subsidiaries (the "Company") is terminated, whether voluntarily or involuntarily (other than for Cause), the portion of the Stock Option that is vested immediately prior to such employee's termination shall remain exercisable until the earlier of (i) 60 days following the date of termination, or (ii) the expiration date of the Stock Option. For avoidance of doubt, the foregoing shall not be deemed to alter or impair Hanover’s or an optionee's rights as set forth in the 1996 Plan and/or the option agreement governing such optionee's option (the "Agreements") (i) with respect to terminations due to death, Disability, Normal Retirement or Early Retirement, or (ii) in the event of a Change in Control. Capitalized terms used without definition in this vote shall have the meanings set forth in the 1996 Plan. Except as amended hereby, the Agreements shall remain in full force and effect in accordance with their respective terms.”

A copy of the Amended and Restated Form of Non-Qualified Stock Option Agreement under the 1996 Plan (which has been revised to reflect the foregoing action of the Committee) is attached hereto as Exhibit 10.7.

The foregoing amendment was made to conform the post-termination (excluding termination due to death, Disability, Normal Retirement or Early Retirement or in the event of a Change in Control) exercise rights under the 1996 Plan with such rights under the 2006 Plan. The Company does not believe it will incur any additional compensation expense in connection with the foregoing amendment.

Item 8.01 Other Events

The Board of Directors of The Hanover Insurance Group, Inc. has fixed (i) May 15, 2007 as the date for the 2007 Annual Meeting of Shareholders, and (ii) March 23, 2007 as the record date for determining the shareholders of the Company entitled to notice of and to vote at such Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The following exhibits are furnished herewith.

Exhibit 10.1	Form of Non-Qualified Stock Option Agreement under the Company’s 2006 Long-Term Incentive Plan

Exhibit 10.2	Form of Corporate Goals-Based Performance-Based Restricted Stock Unit Agreement under the Company’s 2006 Long-Term Incentive Plan

Exhibit 10.3	Form of Individual Goals-Based Performance-Based Restricted Stock Unit Agreement under the Company’s 2006 Long-Term Incentive Plan

Exhibit 10.4	Form of Incentive Compensation Deferral and Conversion Agreement under the Company’s 2006 Long-Term Incentive Plan

Exhibit 10.5	Form of Restricted Stock Agreement under the Company’s 2006 Long-Term Incentive Plan

Exhibit 10.6	Form of Restricted Stock Unit Agreement under the Company’s 2006 Long-Term Incentive Plan

Exhibit 10.7	Amended and Restated Form of Non-Qualified Stock Option Agreement under the Company’s Amended Long-Term Stock Incentive Plan (the “1996 Plan”)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.

(Registrant)

Date: February 20, 2007	By:	/s/ Edward J. Parry III
Edward J. Parry III
Chief Financial Officer,
Executive Vice President,
Principle Accounting Officer and Director.

Exhibit Index

Exhibit Number	Description

Exhibit 10.1	Form of Non-Qualified Stock Option Agreement under the Company’s 2006 Long-Term Incentive Plan

Exhibit 10.2	Form of Corporate Goals-Based Performance-Based Restricted Stock Unit Agreement under the Company’s 2006 Long-Term Incentive Plan

Exhibit 10.3	Form of Individual Goals-Based Performance-Based Restricted Stock Unit Agreement under the Company’s 2006 Long-Term Incentive Plan

Exhibit 10.4	Form of Incentive Compensation Deferral and Conversion Agreement under the Company’s 2006 Long-Term Incentive Plan

Exhibit 10.5	Form of Restricted Stock Agreement under the Company’s 2006 Long-Term Incentive Plan

Exhibit 10.6	Form of Restricted Stock Unit Agreement under the Company’s 2006 Long-Term Incentive Plan

Exhibit 10.7	Amended and Restated Form of Non-Qualified Stock Option Agreement under the Company’s Amended Long-Term Stock Incentive Plan (the “1996 Plan”)